UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2013

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta, Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

As previously disclosed, on September 25, 2013, Lone Pine Resources Inc. (the “Company”) and its subsidiaries, including Lone Pine Resources Canada Ltd. (“LPR Canada”), commenced proceedings in the Court of Queen’s Bench of Alberta under the Companies’ Creditors Arrangement Act (“CCAA”) and ancillary proceedings under Chapter 15 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (collectively, the “Creditor Protection Proceedings”).

In connection with the Creditor Protection Proceedings, on October 24, 2013, the Company and LPR Canada entered into a Credit Agreement (the “DIP Credit Agreement”) with the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent (the “Agent”).  Certain of the Lenders are lenders, and the Agent serves as administrative agent, under LPR Canada’s existing secured credit facility.  Pursuant to the terms of the DIP Credit Agreement, (i) the Lenders agreed to lend LPR Canada up to Cdn$10,000,000, which loans will bear interest at the Canadian Prime Rate (as defined in the DIP Credit Agreement), plus 5.00%, (ii) the Company and each Restricted Subsidiary (as defined in the DIP Credit Agreement) agreed to guarantee LPR Canada’s obligations thereunder, and (iii) the Obligations (as defined in the DIP Credit Agreement) are and shall be at all times secured by the liens in all collateral created by the DIP Charge (as defined in the DIP Credit Agreement) and all such liens shall be first priority liens subject only to the Administration Charge (as defined in the DIP Credit Agreement).  LPR Canada is obligated to pay the Agent an upfront fee of 2% and the lenders a commitment fee of 0.75% of unutilized commitments.  Proceeds of loans under the DIP Credit Agreement may be used to provide for working capital, capital expenditures and other expenditures during the course of the Creditor Protection Proceedings, in accordance with the terms of the DIP Credit Agreement.  The DIP Credit Agreement matures on March 25, 2014.

In addition to customary affirmative covenant obligations, the DIP Credit Agreement provides for certain information delivery requirements to each Lender and the Agent, including (i) quarterly and annual financial statements, (ii) weekly delivery of actual receipts and disbursements with a variance analysis against the cash flow model most recently filed with the CCAA court and (iii) monthly financial results.  LPR Canada is also obligated to obtain, on or before November 13, 2013, a fully executed commitment letter from a replacement lender (or lenders) providing for credit facilities, which together with the proceeds of the share offering contemplated in the Creditor Protection Proceedings, will be sufficient to repay in full all obligations outstanding under LPR Canada’s existing secured credit facility.

The DIP Credit Agreement also contains a financial covenant, which requires that for any particular week in which any amounts are outstanding under the DIP Credit Agreement, at the end of such week there will be no negative variance in LPR Canada’s actual net change in cash flow from that set out in the cash flow model most recently filed with the CCAA court in excess of: (i) for such week, the greater of $500,000 or 15% and (ii) in the aggregate from the date of the initial CCAA order (September 25, 2013) through such week, the greater of $1,000,000 and 15%; provided, however, that any newly filed cash flow model shall not, absent approval of at least 66 2/3% of the Lenders, contain a Material Adverse Change (as defined in the DIP Credit Agreement) in aggregate revenues or expenses from the cash flow model most recently filed with the CCAA court.

The DIP Credit Agreement also contains customary negative covenants restricting certain of the Company and LPR Canada’s activities, including restrictions on their ability to incur indebtedness, incur liens, consummate certain fundamental changes, make investments, dispose of assets, enter into sale and lease transactions, enter into hedging agreements, make restricted payments and enter into transactions with affiliates.  Furthermore, the DIP Credit Agreement contains customary events of default, which include a plan not being sanctioned by the CCAA court prior to December 31, 2013 and certain other insolvency proceeding-related events of default.  LPR Canada’s ability to access the commitments under the DIP Credit Agreement may be impaired in the event that it or the Company does not comply with the covenant requirements or if it defaults on its obligations under the DIP Credit Agreement.

A copy of the DIP Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing summary description of the DIP Credit Agreement is qualified in its entirety by reference to the DIP Credit Agreement filed as Exhibit 10.1.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “could,” “believe,” “anticipate,” “intend,” “plan,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements may include statements with respect to, among other things:

•                  estimates of our oil and natural gas reserves;

•                  estimates of our future oil, natural gas and NGL production, including estimates of any increases or decreases in our production;

•                  estimates of future capital expenditures;

•                  estimates of our average global market capitalization;

•                  our future financial condition and results of operations;

•                  our future revenues, cash flows and expenses;

•                  our plans to dispose of non-core assets;

•                  our plans to restructure and refinance our Senior Notes and the indebtedness outstanding under our existing secured credit facility and otherwise complete a comprehensive restructuring;

•                  our plans to complete a new replacement senior secured credit facility;

•                  our plans and expectations with respect to the operation of our business and ability to satisfy our obligations and payables during the restructuring;

•                  our access to capital and expectations with respect to liquidity, capital resources and our ability to continue as a going concern;

•                  our future business strategy and other plans and objectives for future operations;

•                  our future development opportunities and production mix;

•                  our outlook on oil, natural gas and NGL prices;

•                  the amount, nature and timing of future capital expenditures, including future development costs;

•                  our ability to access the capital markets to fund capital and other expenditures;

•                  our assessment of our counterparty risk and the ability of our counterparties to perform their future obligations;

•                  the impact of federal, provincial, territorial and local political, legislative, regulatory and environmental developments in Canada, where we conduct business operations, and in the United States; and

•                  our estimates of additional costs and expenses we may incur as a separate stand-alone company.

We believe the expectations and forecasts reflected in our forward-looking statements are reasonable, but we can give no assurance that they will prove to be correct. We caution you that these forward-looking statements can be affected by inaccurate assumptions and are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production and sale of oil and natural gas. When considering forward-looking statements, you should keep in mind the assumptions, risk factors and other cautionary statements described in our Annual Report on Form 10-K , Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These assumptions and risks include, among other things:

•                  the volatility of oil, natural gas and NGL prices, and the related differentials between realized prices and benchmark prices;

•                  a continuation of depressed natural gas prices;

•                  the availability of capital on economic terms to fund our significant capital expenditures and acquisitions;

•                  our ability to obtain adequate financing to pursue other business opportunities;

•                  our level of indebtedness and the acceleration of such indebtedness;

•                  our ability to complete a strategic restructuring and refinancing transaction or alternative transaction, including associated risks such as (i) our ability to negotiate and execute definitive documentation with respect to the restructuring (including our ability to complete a new replacement senior secured credit facility) and obtain bankruptcy court approval thereof, (ii) our ability to prosecute, develop and consummate one or more plans of reorganization with respect to the proceedings, (iii) the effects of the proceedings on us and the interests of various creditors, equity holders and other constituents, (iv) bankruptcy court rulings and the outcomes of the proceedings in general, (v) the length of time we will operate under the proceedings; (vi) risks associated with third party motions in the proceedings, which may interfere with our ability to develop or consummate one or more plans of reorganization, (vii) the potential adverse effects of the proceedings on our liquidity or results of operations, (viii) our ability to execute our business and restructuring plan, (ix) increased legal and other costs related to the proceedings, (x) our ability to maintain contracts that are critical to our operation and to obtain and maintain normal terms and relationships with our suppliers, other service providers, customers, employees, stockholders and other third parties, and (xi) our ability to retain key executives, managers and employees;

•                  our ability to generate sufficient cash flow from operations or obtain adequate financing to fund our capital expenditures and meet working capital needs and our ability to continue as a going concern during the restructuring;

•                  the volatility of our stock price;

•                  our ability to replace and sustain production;

•                  a lack of available drilling and production equipment, and related services and labor;

•                  increases in costs of drilling, completion and production equipment and related services and labor;

•                  unsuccessful exploration and development drilling activities;

•                  regulatory and environmental risks associated with exploration, drilling and production activities;

•                  declines in the value of our oil and natural gas properties, resulting in ceiling test write-downs;

•                  the adverse effects of changes in applicable tax, environmental and other regulatory legislation;

•                  a deterioration in the demand for our products;

•                  the risks and uncertainties inherent in estimating proved oil and natural gas reserves and in projecting future rates of production and the timing of expenditures;

•                  the risks of conducting exploratory drilling operations in new or emerging plays;

•                  intense competition with companies with greater access to capital and staffing resources;

•                  the risks of conducting operations in Canada and the impact of pricing differentials, fluctuations in foreign currency exchange rates and political developments on the financial results of our operations; and

•                  the uncertainty related to the pending litigation against us.

Should one or more of the risks or uncertainties described above or elsewhere in this Current Report on Form 8-K occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.  For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report, and we undertake no obligation to update this information to reflect events or circumstances after the filing of this Current Report with the U.S. Securities and Exchange Commission, except as required by law. All forward-looking statements, expressed or implied, included in this Current Report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we may make or persons acting on our behalf may issue.

Item 9.01.                                        Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated as of October 24, 2013, among the Company, LPR Canada, the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated: October 30, 2013	By:	/s/ Charles R. Kraus
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Credit Agreement, dated as of October 24, 2013, among the Company, LPR Canada, the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent.